DRAFT
Contact:        MEDIA                              INVESTORS
                Brad Bishop                        Sam Leno
                574-372-4291                       574-372-4790
                bradley.bishop@zimmer.com          sam.leno@zimmer.com


            ZIMMER REPORTS FOURTH QUARTER AND 2003 FINANCIAL RESULTS

                            FOURTH QUARTER HIGHLIGHTS
- NET SALES INCREASED 90% REPORTED, AND 19% COMBINED* (13% CONSTANT CURRENCY*) TO $702 MILLION

- WORLDWIDE RECONSTRUCTIVE SALES (INCLUDING DENTAL) INCREASED 97% REPORTED, AND 20% COMBINED* (14% CONSTANT CURRENCY*)

- DILUTED EPS WERE $0.15 REPORTED, AND $0.51 ADJUSTED*, AN INCREASE OF 38% OVER PRIOR YEAR

- OVER $250 MILLION OF ACQUISITION-RELATED BORROWINGS PAID DOWN IN THE QUARTER

- INCREASING 2004 DILUTED EPS GUIDANCE TO A RANGE FROM $1.61 TO $1.64 REPORTED AND $2.07 TO $2.10 ADJUSTED*

                              FULL-YEAR HIGHLIGHTS
- NET SALES INCREASED 39% REPORTED, AND 20% COMBINED* (15% CONSTANT CURRENCY*) TO $1.9 BILLION

- WORLDWIDE RECONSTRUCTIVE SALES (INCLUDING DENTAL) INCREASED 43% REPORTED, AND 22% COMBINED* (17% CONSTANT CURRENCY*)

- DILUTED EPS (BEFORE THE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE FOR INSTRUMENTS) WERE $1.38 REPORTED, AND $1.80 ADJUSTED*, AN INCREASE OF 37% OVER PRIOR YEAR

- OPERATING CASH FLOW OF NEARLY $500 MILLION

- $3.4 BILLION CENTERPULSE AG AND INCENTIVE CAPITAL AG ACQUISITIONS COMPLETED

- ZIMMER INSTITUTE OPENED AND NEARLY 500 SURGEONS TRAINED ON MIS(TM) 2-INCISION(TM) HIP PROCEDURE

(WARSAW, IN) February 9, 2004 -- Zimmer Holdings, Inc. (NYSE and SWX:ZMH) today reported net sales and earnings for the fourth quarter and year ended December 31, 2003, exceeding First Call consensus estimates.

The company's reported results reflect its acquisitions of both Centerpulse AG and InCentive Capital AG, which closed on October 2, 2003. The company is also providing a comparison of sales to prior year on a combined* basis, incorporating sales for Centerpulse in the fourth quarter 2002. Reported results include acquisition and integration expenses, in-process R&D write-offs, inventory step-up and cumulative effect of a change in accounting principle, as applicable.

"Zimmer continues to deliver on the expectations communicated when we became a public company in 2001--our financial performance is at the top of the medical device industry, we have greatly expanded our market presence in Europe, we have entered the rapidly growing spinal market and, in our first quarter of consolidated results, we grew combined* reconstructive sales 20%," said Ray Elliott, Zimmer Chairman, President and CEO. "As a result of continued strong operating cash flow, cash acquired as part of the Centerpulse AG and InCentive Capital AG transactions, and the initial monetization of Centerpulse tax loss carryforwards, we paid down nearly 20% of our acquisition-related borrowings in the first quarter of consolidated operations. Our momentum is strong."

A significant initiative for Zimmer has been its program for Minimally Invasive Solutions(TM) (MIS(TM)) Procedures and Technologies. During the year, the company opened its Zimmer Institute and the number of surgeons trained to perform the Zimmer MIS(TM) 2-Incision Hip procedure and the Zimmer MIS Quad-Sparing (Q-S (TM)) Total Knee Replacement procedure totaled nearly 600. The Zimmer MIS Quad-Sparing Knee procedure will be formally launched in March at the annual American Academy of Orthopaedic Surgeons meeting. More recently, the company was granted a Method and Apparatus patent for its unique MIS 2-Incision Hip procedure by the U.S. Patent and Trademark Office.

"Our integration of the Centerpulse acquisition remains ahead of schedule with the strategic value becoming a reality, including both the anticipated synergies and dis-synergies," said Elliott. "We have over 100 full-time integration team members actively executing on more than 250 discrete integration projects, and we are on our way to functioning as a unified, global orthopaedic powerhouse."

Due to the acquisition of Centerpulse, net sales for geographic segments and product categories are presented in tabular format as follows for comparison of both reported and combined* results.

                        FOURTH QUARTER NET SALES RESULTS

                                             -----------------------------    ---------------------------------
     ($ MM)                                            REPORTED                           COMBINED*
                                             -----------------------------    ---------------------------------

                                                  NET             %                       % GROWTH
                                                 SALES         GROWTH            COMBINED*          EX FX*
                                             -----------------------------    ---------------------------------
GEOGRAPHIC SEGMENTS
     ---------------------------------------------------------------------    ---------------------------------
        Americas                                     $  393            61 %               17  %             16 %
        Europe                                          200           292                 24                 9
        Asia Pacific                                    109            45                 20                 8
     Total                                              702            90                 19                13
     ---------------------------------------------------------------------    ---------------------------------

PRODUCT CATEGORIES
     ---------------------------------------------------------------------    ---------------------------------
     RECONSTRUCTIVE
        Americas                                     $  302            61 %               19  %             19 %
        Europe                                          184           305                 23                 9
        Asia Pacific                                     86            52                 20                 7
     Total                                              572            97                 20                14
     ---------------------------------------------------------------------    ---------------------------------
     ---------------------------------------------------------------------    ---------------------------------
     HIPS
        Americas                                     $  111            46 %               19  %             18 %
        Europe                                          101           575                 27                12
        Asia Pacific                                     45            55                 19                 7
     Total                                              257           114                 22                14
     ---------------------------------------------------------------------    ---------------------------------
     ---------------------------------------------------------------------    ---------------------------------
     KNEES
        Americas                                     $  162            55 %               21  %             20 %
        Europe                                           72           147                 18                 4
        Asia Pacific                                     36            35                 18                 5
     Total                                              270            68                 20                14
     ---------------------------------------------------------------------    ---------------------------------
     ---------------------------------------------------------------------    ---------------------------------
     TRAUMA                                          $   44            28 %               17  %             11 %
     ---------------------------------------------------------------------    ---------------------------------
     ---------------------------------------------------------------------    ---------------------------------
     SPINE                                           $   34           N/A                 12  %             10 %
     ---------------------------------------------------------------------    ---------------------------------
     ---------------------------------------------------------------------    ---------------------------------
     ORTHOPAEDIC SURGICAL PRODUCTS                   $   52            13 %               13  %              8 %
     ---------------------------------------------------------------------    ---------------------------------

Net earnings for the quarter were $37 million on a reported basis, and were $125 million adjusted*, an increase of 72% over the prior year. Diluted earnings per share for the quarter were $0.15 reported, and were $0.51 adjusted*, an increase of 38% over the prior year.

                           FULL-YEAR NET SALES RESULTS

                                                      ---------------------- ---------------------------------
                  ($ MM)                                     REPORTED                     COMBINED*
                                                      ---------------------- ---------------------------------

                                                          NET         %                   % GROWTH
                                                                             --------------------------------
                                                         SALES     GROWTH      COMBINED*           EX FX*
                                                      ---------------------- --------------------------------
GEOGRAPHIC SEGMENTS
                  ---------------------------------------------------------- --------------------------------
                     Americas                          $ 1,208         30 %           18 %               18 %
                     Europe                                366        115             30                 15
                     Asia Pacific                          327         21             15                  5
                  Total                                  1,901         39             20                 15
                  ---------------------------------------------------------- --------------------------------
PRODUCT CATEGORIES
                  ---------------------------------------------------------- --------------------------------
                  RECONSTRUCTIVE
                     Americas                          $   941         33 %           21 %               21 %
                     Europe                                330        119             30                 14
                     Asia Pacific                          250         25             16                  6
                  Total                                  1,521         43             22                 17
                  ---------------------------------------------------------- --------------------------------
                  ---------------------------------------------------------- --------------------------------
                  HIPS
                     Americas                          $   366         27 %           20 %               20 %
                     Europe
                                                           152        196             31                 16
                     Asia Pacific                          128         25             15                  6
                  Total                                    646         46             21                 16
                  ---------------------------------------------------------- --------------------------------
                  ---------------------------------------------------------- --------------------------------
                  KNEES
                     Americas                          $   524         32 %           23 %               23 %
                     Europe                                163         72             29                 12
                     Asia Pacific                          114         21             16                  7
                  Total                                    801         37             23                 18
                  ---------------------------------------------------------- --------------------------------
                  ---------------------------------------------------------- --------------------------------
                  TRAUMA                               $   152         13 %           11 %                7 %
                  ---------------------------------------------------------- --------------------------------
                  SPINE                                $   34         N/A             12 %               10 %
                  ---------------------------------------------------------- --------------------------------
                  ---------------------------------------------------------- --------------------------------
                  ORTHOPAEDIC SURGICAL PRODUCTS        $   194         10 %           10 %                7 %
                  ---------------------------------------------------------- --------------------------------

Net earnings for the year were $346 million on a reported basis, and were $381 million adjusted*, an increase of 48% over the prior year. Diluted earnings per share for the year were $1.38 reported (before the cumulative effect of the change in accounting principle for instruments), and were $1.80 adjusted*, an increase of 37% over the prior year.

GUIDANCE
The company announced that it was increasing its sales and earnings guidance for the full year 2004. Full-year sales are projected to be in a range of $2,850 million to $2,900 million, and reported diluted earnings per share are expected to be in the range of $1.61 to $1.64, reflecting estimated acquisition and integration expenses of $79 million and inventory step-up of $35 million, net of tax, and adjusted* diluted earnings per share are projected to be in a range of $2.07 to $2.10.

First quarter 2004 sales are expected to be in a range of $690 to $705 million. Diluted earnings per share for the first quarter 2004 are expected to be $0.26 to $0.27 on a reported basis and $0.47 to $0.48 adjusted*, excluding inventory step-up expenses and acquisition and integration expenses of $33 million and $18 million, respectively, after tax.

The company also said it was reaffirming its forecast of 2005 diluted earnings per share growth in the range of 20 to 25%, with the potential to exceed 25% adjusted* diluted earnings per share growth in 2006.


The company will conduct its fourth quarter and full-year 2003 investor conference call, which will be broadcast live over the Internet, on Tuesday, February 10, 2004, at 8am (EST). The live audio webcast of Zimmer's conference call, as well as a copy of this press release and any other financial and statistical information about the periods to be presented in the conference call, will be accessible through the Zimmer website at www.zimmer.com (Investor Relations section). The webcast will be archived for future replay. Individuals who wish to dial into the conference call may do so at (800) 406-1106. International callers should dial (706) 634-7075. A digital recording will be available two hours after the completion of the conference from February 10, 2004 to February 24, 2004. To access the recording, US/Canada callers should dial (800) 642-1687, or for International callers, dial (706) 645-9291, and enter the Conference ID, 4998295.

Zimmer had previously announced that it will conduct a meeting for investment analysts on March 10, 2004, during the American Academy of Orthopaedic Surgeons meeting. The investment analyst meeting will be held at the San Francisco Hilton, beginning at 5pm (PST), in the Imperial A Ballroom. The meeting will be hosted by Ray Elliott, Chairman, President and CEO, and Sam Leno, Executive Vice President, Corporate Finance and Operations and Chief Financial Officer. The meeting will include a company presentation, which will be available on the company website at www.zimmer.com, followed by a question-and-answer period. A technology exhibit featuring products from Zimmer as well as products acquired through the Centerpulse transaction will also be open to investment analysts on Thursday, March 11, 2004, from 4:30 to 6:00 p.m. These include Minimally Invasive Solutions(TM) (MIS(TM)) Procedures and Technologies, advanced bearing surfaces, orthobiologics, and Trabecular Metal(TM) Technology, among others. Admittance procedures and the location of the technology exhibit will be announced at the investment analyst meeting. Investment analysts who wish to register for the meeting and the technology exhibit should contact Michele Picillo at 574-372-4474 or by e-mail at michele.picillo@zimmer.com.


ABOUT THE COMPANY
Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer is the worldwide #1 pure-play orthopaedic leader in the design, development, manufacture and marketing of reconstructive and spinal implants, trauma and related orthopaedic surgical products. In October, 2003, the company finalized its acquisition of Centerpulse AG, a Switzerland-based orthopaedics company and the leader in the European reconstructive market. Zimmer now has operations in more than 24 countries around the world and sells products in more than 80 countries. As a result of the acquisition of Centerpulse on October 2, 2003, reported 2003 sales were $1.9 billion. Full-year 2003 pro forma worldwide sales of Zimmer and Centerpulse were approximately $2.6 billion. The new Zimmer is supported by the efforts of nearly 7,000 employees.

                                       ###

               Visit Zimmer on the worldwide web at www.zimmer.com

*NOTE ON NON-GAAP FINANCIAL MEASURES

As used in this press release, the term "COMBINED" sales includes Centerpulse for the fourth quarter of 2002 in order to provide more meaningful year-to-year comparisons. The terms "EX FX" and "CONSTANT CURRENCY" as used herein refer to sales growth measurements computed by eliminating the effect of changes in foreign currency exchange rates between periods. The term "ADJUSTED" refers to operating performance measures that exclude acquisition and integration expenses, in-process research and development write-offs, inventory step-up and the cumulative effect of the change in accounting principle for intruments for the fourth quarter and full-year 2003. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this press release, a Form 8-K filed February 9, 2004, and through the company's website at www.zimmer.com.

SAFE HARBOR STATEMENT
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management's beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as "may," "will," "expects," "believes," "anticipates," "plans," "estimates," "projects," "targets," "forecasts," and "seeks" or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our ability to successfully integrate Centerpulse AG, the outcome of the pending informal SEC investigation of Centerpulse accounting, price and product competition, rapid technological development, demographic changes, dependence on new product development, the mix of our products and services, supply and prices of raw materials and products, customer demand for our products and services, control of costs and expenses, our ability to form and implement alliances, international growth, U.S. and foreign government regulation, product liability and intellectual property litigation losses, reimbursement levels from third-party payors, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the disclosure materials filed by Zimmer with the U.S. Securities and Exchange Commission. Zimmer disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

                              ZIMMER HOLDINGS, INC.
                       CONSOLIDATED STATEMENTS OF EARNINGS
              FOR THE THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002
               (IN MILLIONS, EXCEPT PER SHARE AMOUNTS - UNAUDITED)

                                                         2003       2002     % INC/(DEC)
                                                       -------     -------   -----------
NET SALES                                              $ 701.6     $ 370.2       90 %
Cost of products sold                                    224.1        93.7      139
                                                       -------     -------
GROSS PROFIT                                             477.5       276.5       73
                                                       -------     -------

Research and development                                  37.3        21.8       71
Selling, general and administrative                      287.1       143.6      100
In-process research & development                         11.2          --
Acquisition and integration                               76.4          --
                                                       -------     -------
     Operating expenses                                  412.0       165.4      149
                                                       -------     -------

OPERATING PROFIT                                          65.5       111.1      (41)
Interest expense                                          10.2         2.1      386
                                                       -------     -------
Earnings before income taxes and minority interest        55.3       109.0      (49)
Provision for income taxes                                18.8        36.8      (49)
                                                       -------     -------
Earnings before minority interest                         36.5        72.2      (49)
Minority interest                                          0.5          --
                                                       -------     -------

NET EARNINGS                                           $  37.0     $  72.2      (49)
                                                       =======     =======

EARNINGS PER COMMON SHARE
   Basic                                               $  0.15     $  0.37      (59)
   Diluted                                             $  0.15     $  0.37      (59)

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING
  Basic                                                  242.0       195.1
  Diluted                                                245.4       197.4

                              ZIMMER HOLDINGS, INC.
                       CONSOLIDATED STATEMENTS OF EARNINGS

                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
               (IN MILLIONS, EXCEPT PER SHARE AMOUNTS - UNAUDITED)

                                                          2003          2002     % INC/(DEC)
                                                        ---------     ---------  -----------
NET SALES                                               $ 1,901.0     $ 1,372.4     39  %
Cost of products sold                                       516.2         344.8     50
                                                        ---------     ---------
GROSS PROFIT                                              1,384.8       1,027.6     35
                                                        ---------     ---------

Research and development                                    105.8          80.7     31
Selling, general and administrative                         737.5         546.0     35
In-process research & development                            11.2            --
Acquisition and integration                                  79.6            --
                                                        ---------     ---------
     Operating expenses                                     934.1         626.7     49
                                                        ---------     ---------

OPERATING PROFIT                                            450.7         400.9     12
Interest expense                                             13.2          12.0     10
                                                        ---------     ---------
Earnings before income taxes, cumulative
     effect of change in accounting
     principle and minority interest                        437.5         388.9     12
Provision for income taxes                                  146.8         131.1     12
                                                        ---------     ---------

Earnings before cumulative effect of a change
      in accounting principle and minority interest         290.7         257.8     13

Cumulative effect of change in
      accounting principle, net of tax                       55.1            --
                                                        ---------     ---------

Earnings before minority interest                           345.8         257.8     34

Minority interest                                             0.5            --
                                                        ---------     ---------

NET EARNINGS                                            $   346.3     $   257.8     34
                                                        =========     =========
EARNINGS PER COMMON SHARE - BASIC
    Earnings before cumulative effect
          of change in accounting principle             $    1.40     $    1.33      5
    Cumulative effect of change in
          accounting principle, net of tax                   0.27            --
                                                        ---------     ---------
    Earnings Per Common Share - Basic                   $    1.67     $    1.33     26
                                                        =========     =========
EARNINGS PER COMMON SHARE - DILUTED
    Earnings before cumulative effect
          of change in accounting principle             $    1.38     $    1.31      5
    Cumulative effect of change in
          accounting principle, net of tax                   0.26            --
                                                        ---------     ---------
    Earnings Per Common Share - Diluted                 $    1.64     $    1.31     25
                                                        =========     =========

PRO FORMA AMOUNTS ASSUMING THE NEW
  ACCOUNTING PRINCIPLE IS APPLIED RETROACTIVELY
    Net Earnings                                        $   291.2     $   260.8     12
    Earnings Per Common Share - Basic                   $    1.40     $    1.34      4
    Earnings Per Common Share - Diluted                 $    1.38     $    1.33      4

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING
  Basic                                                     207.7         194.5
  Diluted                                                   211.2         196.8

                              ZIMMER HOLDINGS, INC.
                 ADJUSTED CONSOLIDATED STATEMENTS OF EARNINGS **
              FOR THE THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002
               (IN MILLIONS, EXCEPT PER SHARE AMOUNTS - UNAUDITED)

                                                    2003          2002    % INC/(DEC)
                                                 ---------     ---------  -----------
NET SALES                                        $   701.6     $   370.2      90  %
Cost of products sold                                181.4          93.7      94
                                                 ---------     ---------
GROSS PROFIT                                         520.2         276.5      88
                                                 ---------     ---------

Research and development                              37.3          21.8      71
Selling, general and administrative                  287.1         143.6     100
                                                 ---------     ---------
     Operating expenses                              324.4         165.4      96
                                                 ---------     ---------

OPERATING PROFIT                                     195.8         111.1      76
Interest expense                                      10.2           2.1     386
                                                 ---------     ---------
Earnings before income taxes
     & minority interest                             185.6         109.0      70
Provision for income taxes                            61.6          36.8      67
                                                 ---------     ---------
Earnings before minority interest                    124.0          72.2      72

Minority interest                                      0.5             -
                                                 ---------     ---------
NET EARNINGS                                     $   124.5     $    72.2      72
                                                 =========     =========
EARNINGS PER COMMON SHARE
   Basic                                         $     0.51    $     0.37     38
   Diluted                                       $     0.51    $     0.37     38

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING
  Basic                                              242.0         195.1
  Diluted                                            245.4         197.4

 ** 2003 excludes the effects of acquisition and integration expenses ($76.4), in-process research and development write-offs ($11.2), inventory step-up ($42.7) and related income tax benefits ($42.8).

                              ZIMMER HOLDINGS, INC.
                 ADJUSTED CONSOLIDATED STATEMENTS OF EARNINGS**
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
               (IN MILLIONS, EXCEPT PER SHARE AMOUNTS - UNAUDITED)

                                                           2003          2002        % INC/(DEC)
                                                       -----------   -----------     -----------
NET SALES                                              $   1,901.0   $   1,372.4          39  %
Cost of products sold                                        473.5         344.8          37
                                                       -----------   -----------
GROSS PROFIT                                               1,427.5       1,027.6          39
                                                       -----------   -----------

Research and development                                     105.8          80.7          31
Selling, general and administrative                          737.5         546.0          35
                                                       -----------   -----------
     Operating expenses                                      843.3         626.7          35
                                                       -----------   -----------

OPERATING PROFIT                                             584.2         400.9          46
Interest expense                                              13.2          12.0          10
                                                       -----------   -----------

Earnings before income taxes and minority interest           571.0         388.9          47
Provision for income taxes                                   190.7         131.1          45
                                                       -----------   -----------

Earnings before minority interest                            380.3         257.8          48

Minority interest                                              0.5             -
                                                       -----------   -----------
NET EARNINGS                                           $     380.8   $     257.8          48
                                                       ===========   ===========
EARNINGS PER COMMON SHARE

    Basic                                              $      1.83   $      1.33          38
    Diluted                                            $      1.80   $      1.31          37

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING
  Basic                                                      207.7         194.5
  Diluted                                                    211.2         196.8

 ** 2003 excludes the effects of acquisition and integration expenses ($79.6), in-process research and development write-offs ($11.2), inventory step-up ($42.7), and related income tax benefits ($43.9), and cumulative effect of change in accounting principle, net of tax ($55.1).

                              ZIMMER HOLDINGS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                  AS OF DECEMBER 31, 2003 AND DECEMBER 31, 2002
                                  (IN MILLIONS)
                                   (UNAUDITED)

                                               DECEMBER 31,    DECEMBER 31,

                                                   2003           2002
                                               ------------    -----------
ASSETS
  CURRENT ASSETS:
    Cash and equivalents                       $     92.0      $   15.7
    Receivables, net                                486.4         214.8
    Inventories, net                                527.7         257.6
    Other current assets                            232.6         124.3
                                               ------------    -----------
        Total Current Assets                      1,338.7         612.4
  Property, Plant and Equipment, net                525.2         157.8
  Intangible assets                                 760.5             -
  Goodwill                                        2,291.8             -
  Other Assets                                      239.8          88.7
                                               ------------    -----------
  TOTAL ASSETS                                 $  5,156.0      $  858.9
                                               ============    ===========
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities                            $    672.9      $  244.1
Short-term Debt                                     101.3         156.7
Other Long-term Liabilities                         223.7          91.8
Long-term Debt                                    1,007.8             -
Minority Interest                                     7.0             -
Shareholders' Equity                              3,143.3         366.3
                                               ------------    -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  5,156.0      $  858.9
                                               ============    ===========

                              ZIMMER HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
                                  (IN MILLIONS)
                                   (UNAUDITED)

                                                                    2003         2002
                                                                 ----------    ---------
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net earnings                                                     $    346.3    $  257.8
Depreciation and amortization                                         103.3        25.3
Inventory step-up                                                      42.7           -
Write-off of in-process research and development                       11.2           -
Cumulative effect of change in accounting principle                   (89.1)          -
Changes in operating assets and liabilities,
 net of acquired assets and liabilities
    Income taxes                                                      117.8        29.9
    Receivables                                                       (39.0)      (25.0)
    Inventories                                                      (105.6)      (59.7)
    Accounts payable and accrued expenses                              75.9       (12.2)
    Other assets and liabilities                                       31.3         4.1
                                                                 ----------    ---------
Net cash provided by operating activities                             494.8       220.2
                                                                 ----------    ---------

CASH FLOWS USED IN INVESTING ACTIVITIES
Additions to instruments                                             (113.6)          -
Additions to other property, plant and equipment                      (44.9)      (33.7)
Centerpulse and InCentive acquisitions, net of acquired cash         (913.2)          -
Investments in other assets                                           (16.5)       (2.0)
                                                                 ----------    ---------
Net cash used in investing activities                              (1,088.2)      (35.7)
                                                                 ----------    ---------
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Proceeds from exercise of stock options                                70.5        23.9
Net proceeds/(payments) on lines of credit                            170.6      (212.8)
Proceeds from term loans                                              550.0           -
Payments on term loans                                               (100.0)          -
Debt issuance costs                                                   (19.4)          -
Equity issuance costs                                                  (6.9)          -
                                                                 ----------    ---------
Net cash provided by (used in) financing activities                   664.8      (188.9)
                                                                 ----------    ---------
Effect of exchange rates on cash and cash equivalents                   4.9         1.7
                                                                 ----------    ---------
Increase in cash and cash equivalents                                  76.3        (2.7)
Cash and cash equivalents, beginning of year                           15.7        18.4
                                                                 ----------    ---------
Cash and cash equivalents, end of year                           $     92.0    $   15.7
                                                                 ==========    =========

                              ZIMMER HOLDINGS, INC.
                         NET SALES BY GEOGRAPHIC SEGMENT
             FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2003
                                  (IN MILLIONS)
                                   (unaudited)

                            THREE MONTHS ENDED DECEMBER 31,                TWELVE MONTHS ENDED DECEMBER 31,
                          ------------------------------------           -----------------------------------
                             2003          2002     % INCREASE             2003         2002      % INCREASE
                          ---------     ---------   ----------           ---------   ----------   ----------
 Americas                 $ 392.4        $ 244.0         61  %           $1,208.3      $ 932.9          30 %
 Europe                     200.1           51.1        292                 366.0        169.9         115
 Asia Pacific               109.1           75.1         45                 326.7        269.6          21
                          ---------     ---------                        ---------   ----------
 Total                    $ 701.6        $ 370.2         90              $1,901.0     $1,372.4          39
                          =========     =========                        =========   ==========



                              ZIMMER HOLDINGS, INC.
                          NET SALES BY PRODUCT CATEGORY
             FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2003
                                  (in millions)
                                   (unaudited)

                                Three Months Ended December 31,             Twelve Months Ended December 31,
                          ------------------------------------           -----------------------------------
                             2003          2002     % Increase             2003         2002    % Increase
                          ---------     ---------   ----------           ---------   ----------   ----------
 Reconstructive             $ 571.6      $ 290.0         97   %          $1,521.0     $1,061.7        43  %
 Trauma                        43.6         34.1         28                 151.6        133.8        13
 Spine                         33.6            -                             33.6            -
 OSP                           52.8         46.1         15                 194.8        176.9        10
                          ---------     ---------                        ---------   ----------

 Total                      $ 701.6      $ 370.2         90              $1,901.0     $1,372.4        39
                          =========     =========                        =========   ==========

                              ZIMMER HOLDINGS, INC.
            RECONCILIATION OF NET EARNINGS TO ADJUSTED NET EARNINGS
             FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2003
                                  (in millions)
                                   (unaudited)

                                                         THREE MONTHS                                 TWELVE MONTHS
                                                        ENDED DECEMBER 31,                            ENDED DECEMBER 31,
                                                ----------------------------------             ----------------------------------
                                                                            % INC
                                                2003            2002         (DEC)              2003           2002        % INC
                                                ----------------------------------             ----------------------------------
Net Earnings                                    $37.0           $72.2         (49)%            $346.3          $257.8         34%

Acquisition and Integration                      76.4              --                            79.6              --
Inventory Step-up                                42.7              --                            42.7              --
In-process Research and Development              11.2              --                            11.2              --
Tax Benefit of Acquisition and Integration,
    Inventory Step-up and IPR&D                 (42.8)             --                           (43.9)             --
Cumulative Effect of Change in
    Accounting Principle, net of tax                               --                           (55.1)             --
                                              -------         -------                       ---------        --------
Adjusted Net Earnings                          $124.5           $72.2          72%             $380.8          $257.8         48%
                                              =======         =======                       =========        ========

                              ZIMMER HOLDINGS, INC.
            RECONCILIATION OF DILUTED EPS TO ADJUSTED DILUTED EPS
             FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2003
                                  (IN MILLIONS)
                                   (UNAUDITED)


                                                                              THREE MONTHS ENDED                    TWELVE MONTHS
                                                                                 DECEMBER 31,                    ENDED DECEMBER 31,
                                                                              ------------------                 ------------------
                                                                                     2003                                2003
                                                                              ------------------                 ------------------
 Diluted EPS                                                                          $ 0.15                              $ 1.64
 Acquisition and Integration                                                            0.31                                0.38
 Inventory Step-up                                                                      0.18                                0.20
 In-process Research and Development                                                    0.05                                0.05
 Tax Benefit of Acquisition and Integration,
     Inventory Step-up and IPR&D                                                       (0.18)                              (0.21)
 Cumulative Effect of Change in
     Accounting Principle, net of tax                                                     -                                (0.26)
                                                                                     -------                              ------
 Adjusted Diluted EPS                                                                $  0.51                              $ 1.80
                                                                                     =======                              ======

                              ZIMMER HOLDINGS, INC.
         RECONCILIATION OF REPORTED AND ADJUSTED STATEMENTS OF EARNINGS
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2003
               (in millions, except per share amounts - unaudited)



                                                         REPORTED 2003      ADJUSTMENTS      ADJUSTED 2003
                                                         -------------     -------------     ------------
NET SALES                                                  $    701.6        $    --          $    701.6
Cost of products sold                                           224.1            (42.7)            181.4
                                                           ----------        ---------        ----------
GROSS PROFIT                                                    477.5             42.7             520.2
                                                           ----------        ---------        ----------

Research and development                                         37.3             --                37.3
Selling, general and administrative                             287.1             --               287.1
In-process research & development                                11.2            (11.2)             --
Acquisition and integration                                      76.4            (76.4)             --
                                                           ----------        ---------        ----------
     Operating expenses                                         412.0            (87.6)            324.4
                                                           ----------        ---------        ----------
OPERATING PROFIT                                                 65.5            130.3             195.8
Interest expense                                                 10.2             --                10.2
                                                           ----------        ---------        ----------
Earnings before income taxes and minority interest               55.3            130.3             185.6
Provision for income taxes                                       18.8             42.8              61.6
                                                           ----------        ---------        ----------
Earnings before minority interest                                36.5             87.5             124.0
Minority interest                                                 0.5             --                 0.5
                                                           ----------        ---------        ----------
NET EARNINGS                                               $     37.0        $   $87.5        $    124.5
                                                           ==========        =========        ==========

EARNINGS PER COMMON SHARE
   Basic                                                   $      0.15       $     0.36       $      0.51
   Diluted                                                 $      0.15       $     0.36       $      0.51

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING
  Basic                                                          242.0                              242.0
  Diluted                                                        245.4                              245.4

                              ZIMMER HOLDINGS, INC.
         RECONCILIATION OF REPORTED AND ADJUSTED STATEMENTS OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
               (in millions, except per share amounts - unaudited)


                                                                REPORTED 2003            ADJUSTMENTS           ADJUSTED 2003
                                                                -------------           -------------          -------------
NET SALES                                                       $     1,901.0           $        --            $     1,901.0
Cost of products sold                                                   516.2                 (42.7)                   473.5
                                                                -------------           -----------            -------------
GROSS PROFIT                                                          1,384.8                  42.7                  1,427.5
                                                                -------------           -----------            -------------
Research and development                                                105.8                    --                    105.8
Selling, general and administrative                                     737.5                                          737.5
In-process research & development                                        11.2                 (11.2)                      --
Acquisition and integration                                              79.6                 (79.6)                      --
                                                                -------------           -----------            -------------
     Operating expenses                                                 934.1                 (90.8)                   843.3
                                                                -------------           -----------            -------------
OPERATING PROFIT                                                        450.7                 133.5                    584.2
Interest expense                                                         13.2                    --                     13.2
                                                                -------------           -----------            -------------
Earnings before income taxes, cumulative
     effect of change in accounting
     principle and minority interest                                    437.5                 133.5                    571.0
Provision for income taxes                                              146.8                  43.9                    190.7
                                                                -------------           -----------            -------------
Earnings before cumulative effect of a change
      in accounting principle and minority interest                     290.7                  89.6                    380.3
Cumulative effect of change in
      accounting principle, net of tax                                   55.1                 (55.1)                      --
                                                                -------------           -----------            -------------
Earnings before minority interest                                       345.8                  34.5                    380.3
Minority interest                                                         0.5                    --                      0.5
                                                                -------------           -----------            -------------
NET EARNINGS                                                    $       346.3           $      34.5            $       380.8
                                                                =============           ===========            =============
EARNINGS PER COMMON SHARE - BASIC
    Earnings before cumulative effect
          of change in accounting principle                     $        1.40           $      0.43            $        1.83
    Cumulative effect of change in
          accounting principle, net of tax                               0.27                 (0.27)                      --
                                                                -------------           -----------            -------------
    Earnings Per Common Share - Basic                           $        1.67           $      0.16            $        1.83
                                                                =============           ===========            =============
EARNINGS PER COMMON SHARE - DILUTED
    Earnings before cumulative effect
          of change in accounting principle                     $        1.38           $      0.42            $        1.80
    Cumulative effect of change in
          accounting principle, net of tax                               0.26                 (0.26)                      --
                                                                -------------           -----------            -------------
    Earnings Per Common Share - Diluted                         $        1.64           $      0.16            $        1.80
                                                                =============           ===========            =============
WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING
  Basic                                                                 207.7                                          207.7
  Diluted                                                               211.2                                          211.2